UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 13, 2011 (January 7, 2011)

CHINA FORESTRY INDUSTRY GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52843	20-5408832
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

Jun Yue Hua Ting, Building A
3rd Floor, Unit -1
#58 Xin Hua Road
Guiyang, Guizhou Province 550002
People’s Republic of China
(Address of principal executive offices)

+ 86 851-552-0951
(Registrant's telephone number, including area code)

PHOENIX ENERGY RESOURCE CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2011, China Forestry Industry Group, Inc., a Nevada company (the “Company”), filed Amended and Restated Articles of Incorporation with the Nevada Secretary of State to, among other things, change the name of the Company from “Phoenix Energy Resource Corporation” to “China Forestry Industry Group, Inc.” A copy of the Amended and Restated Articles is attached hereto as Exhibit 3.1 and incorporated by reference herein.

The new CUSIP number for the Company’s common stock is 16940J 107. The Company has applied for a new symbol for quotation on the OTCQB Market, however one has not yet been assigned.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State on January 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2011
CHINA FORESTRY INDUSTRY GROUP, INC.

By: /s/Yulu Bai
Yulu Bai
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State on January 7, 2011